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Exhibit 10.12

FLUOR CORPORATION

2001 FLUOR STOCK APPRECIATION RIGHTS PLAN

(Amended and Restated effective as of November 1, 2007)

ARTICLE I

DEFINITIONS

Section 1.1    DEFINITIONS

As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

        (a)   "Board" shall mean the Board of Directors of the Company.

        (b)   Unless the Committee or the Board shall provide otherwise, "Change of Control" shall mean, unless the Committee or the Board shall provide otherwise, an occurrence of any of the following events (a) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company, (b) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; or (c) such other events as the Committee or the Board from time to time may specify. "Change of Control Transaction" shall include any tender offer, offer, exchange offer, solicitation, merger, consolidation, reorganization or other transaction which is intended to or reasonably expected to result in a Change of Control.

        (c)   "Committee" shall mean Organization and Compensation Committee of the Board, and/or another committee of the Board, as appointed from time to time by the Board.

        (d)   "Company" shall mean Fluor Corporation.

        (e)   "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day such value is to be determined hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

        (f)    "Grantee" shall mean an employee to whom Rights have been granted hereunder.

        (g)   "Plan" shall mean the 2001 Fluor Stock Appreciation Rights Plan, the terms of which are set forth herein.

        (h)   "Rights" shall mean Stock Appreciation Rights granted as provided herein.

        (i)    "Stock" shall mean the common stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

        (j)    "Stock Appreciation Rights Agreement" shall mean the agreement between the Company and the Grantee evidencing the grant of Rights as provided herein.

        (k)   "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

ARTICLE II

THE PLAN

Section 2.1    NAME

        This plan shall be known as the "2001 Fluor Stock Appreciation Rights Plan".

Section 2.2    PURPOSE

        The purpose of the Plan is to advance the interests of the Company and its shareholders by providing eligible key management employees who can directly and significantly influence the profits of the Company and therefore the market value of its Stock a form of cash incentive compensation which is measured by the desired increase in the market value of the Stock.

Section 2.3    EFFECTIVE DATE AND DURATION

        The Plan shall become effective upon its adoption by the Board. The Rights granted hereunder must be granted within ten years from the effective date of the Plan.

ARTICLE III

PARTICIPANTS

Section 3.1    ELIGIBILITY

        Any officer or other key management employee of the Company or its Subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate (an "Eligible Employee"). The Committee may grant Rights to any Eligible Employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make. For purposes of the administration of Rights, the term "Eligible Employee" shall also include a former Eligible Employee or any person (including any estate) who is a beneficiary of a former Eligible Employee.

ARTICLE IV

ADMINISTRATION

Section 4.1    COMPOSITION OF COMMITTEE

        The Plan shall be administered by the Committee. The Board shall fill vacancies on, and from time to time may remove or add members to, the Committee.

Section 4.2    MAJORITY RULE

        A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

Section 4.3    COMPANY ASSISTANCE

        The Company shall supply full and timely information to the Committee on all matters relating to Eligible Employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements evidencing Rights made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company.

Section 4.4    POWERS OF COMMITTEE

        Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Rights over which the Committee has authority, including, without limitation, the following:

        (a)   to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

        (b)   to determine which persons are Eligible Employees, to which of such Eligible Employees, if any, Rights shall be granted hereunder, to make Rights under the Plan and to determine the terms of such Rights and the timing of any such Rights;

        (c)   to determine the number of Rights and the exercise price of such Rights;

        (d)   to establish and verify the extent of satisfaction of any performance goals applicable to Rights;

        (e)   to prescribe and amend the terms of the agreements or other documents evidencing Rights made under this Plan (which need not be identical);

        (f)    to determine whether, and the extent to which, adjustments are required pursuant to the terms hereof;

        (g)   to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Rights granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

        (h)   to make all other determinations deemed necessary or advisable for the administration of the Plan.

        Section 4.5    DETERMINATIONS OF THE COMMITTEE

        All decisions, determinations and interpretations by the Committee or the Board regarding the Plan shall be final and binding on all Eligible Employees. The Committee or the Board, as applicable, shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer of the Company or Eligible Employee and such attorneys, consultants and accountants as it may select

ARTICLE V

RIGHTS SUBJECT TO PLAN

Section 5.1    LIMITATIONS

        Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the number of Rights which may be granted hereunder shall not exceed 3,000,000. Rights granted hereunder which have been exercised as provided in Section 6.5 hereof shall not again be available for re-grant hereunder. If Rights granted hereunder shall expire, terminate or be canceled for any reason prior to being wholly exercised, new grants may be made hereunder with respect to the number of Rights to which such expiration, termination or cancellation relates.

Section 5.2    ANTIDILUTION

        In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, spin off, stock splitup or stock dividend (other than a regular dividend),

        (a)   the aggregate number of Rights which may be granted hereunder shall be equitably adjusted;

        (b)   outstanding Rights granted hereunder, both as to number and value, shall be equitably adjusted; and

        (c)   where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Right granted hereunder may terminate, but the Grantee may have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his or her Rights in full, without regard to any installment exercise provisions, to the extent that such Rights shall not have been exercised.

        The manner of application of the foregoing adjustments shall be determined solely by the Committee, and any such adjustment shall provide for the elimination of fractional Rights.

ARTICLE VI

GRANT AND EXERCISE OF RIGHTS

Section 6.1    RIGHTS GRANTS AND AGREEMENTS

        Rights shall be granted by the Committee and the date of the grant shall be the date of such Committee action. Each grant shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Appreciation Rights Agreement dated as of the date of the grant and executed by the Grantee and the Company, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2    RIGHTS VALUE

        The value of each Right granted hereunder shall be determined by the Committee, but said value shall not be less than the Fair Market Value of the Stock on the date said Right is granted.

Section 6.3    RIGHTS PERIOD

        The period for the exercise of each Right granted hereunder shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant.

Section 6.4    PERFORMANCE CRITERIA

        The grant, issuance, retention and or vesting of each Right may be subject to such performance criteria and level of achievement versus these criteria as the Committee shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Eligible Employee

Section 6.5    RIGHTS EXERCISE

        (a)   Rights granted hereunder may not be exercised unless and until the Grantee shall have been or remained in the employ of the Company or its Subsidiaries for one year from and after the date of grant of such Rights, except as otherwise provided in Section 6.8 hereof or an individual Rights agreement.

        (b)   Rights granted hereunder may be exercised with respect to whole Rights only, in such number and within the periods permitted for the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise with respect to a specified number of Rights delivered to the Company at its principal office in the State of California.

        Section 6.6    PAYMENT FOR RIGHTS EXERCISED

        Within 30 days after Rights have been exercised in accordance with Section 6.5 hereof, the Company shall pay to the Grantee in cash an amount equal to (i) the amount, if any, by which the Fair Market Value of the Stock on the date such Rights are exercised exceeds the value of each such Right established in accordance with Section 6.2 hereof multiplied by (ii) the number of Rights exercised, less all applicable federal and state withholding or other employment taxes applicable to the taxable income of such Grantee resulting from such exercise. In the event of the death of such Grantee before payment is made hereunder, such payment shall be made to the executor or administrator of such Grantee's estate.

Section 6.7    NONTRANSFERABILITY OF RIGHTS

        Unless the agreement evidencing a Right (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided hereunder, no Right granted under the Plan, nor any interest in such Right, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to any Shares Rights issued. The Committee may in its sole discretion grant a Right or amend an outstanding Right to provide that the Right is transferable or assignable to a member or members of the Eligible Employee's "immediate family", as such term is defined under Exchange Act Rule 16a-1(e), or to a trust for the benefit solely of a member or members of the Eligible Employee's immediate family, or to a partnership or other entity whose only owners are members of the Eligible Employee's family, provided that following any such transfer or assignment the Right will remain subject to substantially the same terms applicable to the Right while held by the Eligible Employee, as modified as the Committee in its sole discretion shall determine appropriate, and such Eligible Employee shall execute an agreement agreeing to be bound by such terms.

Section 6.8    CHANGE OF CONTROL

        The Committee may through the terms of the Right or otherwise provide that any or all of the following shall occur, either immediately upon the Change of Control or a Change of Control Transaction, or upon termination of the Eligible Employee's employment within twenty-four (24) months following a Change of Control or a Change of Control Transaction: (a) the Eligible Employee's ability to exercise any portion of the Right not previously exercisable and/or (b) the lapse and expiration of any conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Right. The Committee also may, through the terms of the Right or otherwise, provide for an absolute or conditional exercise, payment or lapse of conditions or restrictions on a Right which shall only be effective if, upon the announcement of a Change of Control Transaction, no provision is made in such Change of Control Transaction for the exercise, payment or lapse of conditions or restrictions on the Right, or other procedure whereby the Participant may realize the full benefit of the Right.

Section 6.9    NO RIGHTS AS SHAREHOLDER

        Nothing herein contained shall be deemed to give any Grantee any rights as a shareholder of the Company.

ARTICLE VII

OTHER PROVISIONS APPLICABLE TO RIGHTS

Section 7.1    AGREEMENTS EVIDENCING RIGHTS

        The Committee shall, subject to applicable law, determine the date a Right is deemed to be granted. The Committee may establish the terms of agreements evidencing Rights under this Plan and may, but need not, require as a condition to any such agreement's effectiveness that such agreement be executed by the Eligible Employee and that such Eligible Employee agree to such further terms and conditions as specified in such agreement. The grant of a Right under this Plan shall not confer any rights upon the Eligible Employee holding such Right other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Right (or to all Rights) or as are expressly set forth in the Agreement evidencing such Right.

Section 7.2    WITHHOLDING REQUIREMENTS

        The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by the Eligible Employee, as appropriate, of any taxes which it determines are required in connection with any Rights granted under this Plan, and an Eligible Employee's rights in any Right are subject to satisfaction of such conditions.

ARTICLE VIII

TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Section 8.1    TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

        The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no termination, amendment or modification of the Plan shall in any manner affect any Rights theretofore granted under the Plan without the consent of the Grantee.

ARTICLE IX

MISCELLANEOUS

Section 9.1    EMPLOYMENT

        Nothing in the Plan or in any Rights granted hereunder or in any Stock Appreciation Rights Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

Section 9.2    OTHER COMPENSATION PLANS

        The adoption of the Plan shall not affect any stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

Section 9.3    PLAN BINDING ON SUCCESSORS

        The Plan shall be binding upon the successors and assigns of the Company.

Section 9.4    SINGULAR, PLURAL; GENDER

        Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Section 9.5    HEADINGS, ETC., NO PART OF PLAN

        Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

Section 9.6    GOVERNING LAW

        This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Right shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement evidencing any Right to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

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  Exhibit 10.12
FLUOR CORPORATION 2001 FLUOR STOCK APPRECIATION RIGHTS PLAN (Amended and Restated effective as of November 1, 2007)
ARTICLE I DEFINITIONS
ARTICLE II THE PLAN
ARTICLE III PARTICIPANTS
ARTICLE IV ADMINISTRATION
ARTICLE V RIGHTS SUBJECT TO PLAN
ARTICLE VI GRANT AND EXERCISE OF RIGHTS
ARTICLE VII OTHER PROVISIONS APPLICABLE TO RIGHTS
ARTICLE VIII TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
ARTICLE IX MISCELLANEOUS